================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 9, 2005

                        YOUTHSTREAM MEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

------------------------------------- ----------------------- ----------------------------
            Delaware                         0-27556                    13-4082185
------------------------------------- ----------------------- ----------------------------

 (State or other jurisdiction of           (Commission               (I.R.S. Employer
 incorporation or organization)            File Number)           Identification Number)

------------------------------------- ----------------------- ----------------------------

             244 Madison Avenue, PMB #358, New York, New York 10016
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 883-0083

                                 Not applicable
         (Former name or former address, if changed since last report.)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On March 9, 2005 YouthStream Media Networks, Inc. ("YouthStream") completed its previously announced acquisition of KES Acquisition Company, LLC ("KES
Acquisition"), the owner and operator of Kentucky Electric Steel, a steel mini-mill located in Ashland, Kentucky (the "Acquisition"). Pursuant to
definitive agreements executed with KES Holdings, LLC, a Delaware limited liability company ("KESH"), and Atacama Capital Holdings, Ltd., a British Virgin
Islands company ("Atacama" and together with KESH, collectively, the "Sellers"),
YouthStream, through its newly formed subsidiary YouthStream Acquisition Corp., a Delaware corporation ("Acquisition Corp."), acquired 100% of the membership interests of KES Acquisition by acquiring (i) a 37.45% membership interest from
KESH and (ii) all of the capital stock of, Atacama KES Holding Corporation, a wholly-owned subsidiary of Atacama, the owner of the remaining 62.55% membership interest in KES Acquisition. As consideration for the Acquisition, Acquisition
Corp. issued to the Sellers (i) $40 million in promissory notes, (ii) 25,000 shares of Series A Non-Convertible Preferred Stock with an aggregate liquidation value of $25 million and (iii) 100% of its authorized shares of Series B
Non-Voting Common Stock. YouthStream also contributed an aggregate of $500,000 to Acquisition Corp. as consideration for the issuance by Acquisition Corp. of
100% of its Series A Voting Common Stock. In addition, YouthStream will periodically be required to purchase shares of Series B Preferred Stock of
Acquisition Corp.

     As a result of these transactions, YouthStream owns 80.01% of the common stock, and 100% of the voting stock, of Acquisition Corp. The remaining 19.99%
common stock interest in Acquisition Corp. is owned by the Sellers. YouthStream will consolidate the operations of the Mill through its ownership of KES
Acquisition commencing March 1, 2005.

     Robert Scott Fritz, a director of YouthStream, is an investor in KESH. Hal
G. Byer, another director of YouthStream, is an employee of affiliates of
Libra/KES Investment I, LLC (collectively, "Libra"), the Manager of KESH and has an economic interest in KESH through his relationship with Libra. Certain other affiliates of Libra are also investors in KESH, including trusts for the benefit of Jess M. Ravich (the "Ravich Trusts") and certain of his family members. Mr.
Ravich is a principal of Libra and holds 1,860,000 shares of YouthStream's common stock and warrants to purchase 500,000 shares of YouthStream's common stock exercisable through August 31, 2008, as well as 1,000,000 shares of
YouthStream's redeemable preferred stock. Through his positions at Libra, Mr.
Ravich has managed the business of KES Acquisition through February 28, 2005.
Bridge Notes with a principal amount of $1,650,000 and $450,000 are payable to the Ravich Trusts and Libra, respectively. Messrs. Fritz and Byer have each previously acquired an option from the Ravich Trusts for $2,500 ($0.04 per share) to purchase 62,500 shares of YouthStream's redeemable preferred stock issued to the Ravich Trusts in January 2003, exercisable at $0.36 per share until December 31, 2006 or earlier upon the occurrence of certain events.

     On March 10, 2005, YouthStream issued a press release announcing that it had completed the Acquisition. A copy of the press release is attached hereto and is incorporated herein by reference.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - The required financial statements will be filed by YouthStream pursuant to an amendment to this Current
Report on Form 8-K no later than 71 calendar days after the date this initial
Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information - The required pro forma financial information will be filed by YouthStream pursuant to an amendment to this
Current Report on Form 8-K no later than 71 calendar days after the date this initial Current Report on Form 8-K is required to be filed.

                                       2

(c) Exhibits

         Exhibit
         Number          Description
         -------         -----------

         3.9            Restated Certificate of Incorporation of YouthStream
                        Acquisition Corp.

         10.81          Securities Purchase Agreement, dated as of February 25,
                        2005, by and among YouthStream Media Networks, Inc.,
                        YouthStream Acquisition Corp., KES Holdings, LLC and
                        Atacama Capital Holdings, Ltd.

         10.82          Note Purchase Agreement, dated as of February 25, 2005,
                        by and among YouthStream Media Networks, Inc.,
                        YouthStream Acquisition Corp., KES Holdings, LLC and
                        Atacama Capital Holdings, Ltd.

         10.83          Amended and Restated Management Services Agreement,
                        dated February 28, 2005, by and between KES Acquisition
                        Company, LLC and Pinnacle Steel, LLC.

         10.84          Form of YouthStream Acquisition Corp. 8.0% Subordinated
                        Secured Note Due February 28, 2015 in favor of KES
                        Holdings, LLC

         10.85          Form of YouthStream Acquisition Corp. 8.0% Subordinated
                        Secured Note Due February 28, 2015 in favor of Atacama
                        Capital Holdings, Ltd.

         10.86          Form of YouthStream Media Networks, Inc. Limited
                        Guaranty and Pledge Agreement in favor of Atacama
                        Capital Holdings, Ltd.

         10.87          Form of YouthStream Media Networks, Inc. Limited
                        Guaranty and Pledge Agreement in favor of KES Holdings,
                        LLC

         99.1           Press Release dated March 10, 2005

                                       3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YOUTHSTREAM MEDIA NETWORKS, INC.
                                            -------------------------------
                                                      (Registrant)

Date:  March 11, 2005                       By:  /s/ ROBERT N. WEINGARTEN
                                                 ------------------------
                                                 Robert N. Weingarten
                                                 Chief Financial Officer

                                       4